                                                                   EXHIBIT 10.29


                                 FIRST AMENDMENT


         THIS FIRST AMENDMENT dated as of March 17, 1999 (this "First Amendment") amends the Credit Agreement dated as of August 14, 1997 (the "Credit Agreement") among PHOENIX INVESTMENT PARTNERS, LTD. (formerly known as Phoenix Duff & Phelps Corporation, the "Company"), PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY (the "Guarantor"), various financial institutions, Bank of America National Trust and Savings Association, as Syndication Agent and Documentation Agent, and The Bank of New York, as Administrative Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company, the Guarantor, the Banks and the Administrative Agent desire to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.13 below:

         SECTION 1.1 Amendment to Definition of Eligible Assignee. The definition of "Eligible Assignee" in Section 1.1 is amended by adding the following clause (iv) immediately before the period at the end thereof:

         "; and (iv) any other Person agreed to by the Company and the Administrative Agent".

         SECTION 1.2 Amendment to Definition of S&P Rating. The definition of "S&P Rating" in Section 1.1 is amended by deleting the words "Insurer Claims Paying Ability" therein and substituting the words "Insurer Financial Strength Rating" therefor.

         SECTION 1.3 Amendment to Section 5.5. Section 5.5 is amended by (a) adding the words "Company or the" immediately prior to the first reference to "Guarantor" therein, (b) deleting the word "or" at the end of clause (a) therein, (c) deleting the period at the end of clause (b) and substituting "; or" therefore and (d) adding the following new subsection (c):

                  "(c) seeks damages in an amount reasonably expected to have a Material Adverse Effect."

         SECTION 1.4 Addition of Representations and Warranties. The following Sections 5.21 and Section 5.22 are added to the end of Article 5:

                  "5.21 Compliance. The Guarantor and each of its Subsidiaries is in compliance with all applicable laws and regulations, all applicable ordinances, decrees, requirements, orders and judgments of, and all of the terms of any applicable licenses and permits issued by, any governmental body, agency or official, and all agreements and instruments to which it may be subject or any of its properties may be bound, in each case where the violation thereof may have a Material Adverse Effect.

                  5.22 Year 2000 Problem. The Guarantor and the Company and each of their respective Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Guarantor and the Company and each of their respective Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, the Guarantor and the Company reasonably believe that the "Year 2000 Problem" will not have a Material Adverse Effect."

         SECTION 1.5 Amendment to Section 6.2(c). Section 6.2(c) is amended by deleting the words "Guarantor's Claims Paying Rating" therein and substituting the words "Guarantor's Financial Strength Rating" therefor.

         SECTION 1.6 Amendment to Section 7.4. Section 7.4 is amended by (a) deleting the word "and" at the end of subsection (c) thereof, (b) changing subsection "(d)" therein to subsection "(e)", and (c) adding the following new subsection (d):

                  "(d) Indebtedness of the Company in connection with the Credit Agreement dated as of March 17, 1999 among the Company, the Guarantor, various financial institutions, BofA, as Administrative Agent, Deutsche Bank AG, New York Branch, as Syndication Agent, and BNY, as Documentation Agent; and".

         SECTION 1.7 Amendment to Section 7.7(c). Section 7.7(c) is amended by deleting the reference to "Section 7.4(d)" therein and substituting "Section 7.4(e)" therefor.

         SECTION 1.8 Amendment to Section 7.8. Section 7.8 is amended by deleting the amount "$10,000,000" therein and substituting the words "10% of the Company's net worth (at the time of the proposed Joint Venture)" therefor.

         SECTION 1.9 Amendment to Section 8.1. Section 8.1 is amended by (a) deleting the amount "$825,000,000" therein and substituting the amount "$900,000,000" therefor and (b) deleting the date "September 30, 1997" therein and substituting the date "March 31, 1999" therefor.

         SECTION 1.10 Amendment to Section 8.2. Section 8.2 is amended by deleting the amount "5.5%" therein and substituting the amount "7.0%" therefor.

         SECTION 1.11 Amendment to Section 9.1. Section 9.1 is amended by (a) deleting the amount "$165,000,000" therein and substituting the amount "$185,000,000" therefor and (b) deleting the date "September 30, 1997" therein and substituting the date "March 31, 1999" therefor.

         SECTION 1.12 Amendment to Section 9.3. Section 9.3 is amended and restated in its entirety to read as follows:

                  "9.3 Total Debt to Capital Ratio. The Company shall maintain a Total Debt to Capital Ratio of not in excess of the following percentages at any time during the following periods:

                    Percentage         Periods
                    ----------         -------
                    60.0%              March 17, 1999 through March 31, 2000
                    57.5%              April 1, 2000 through March 31, 2001
                    52.5%              April 1, 2001 and thereafter"

         SECTION 1.13 Amendment to Section 9.4. Section 9.4 is amended and restated in its entirety to read as follows:

                  "9.4 Senior Debt to EBITDA Ratio. The Company shall maintain a Senior Debt to EBITDA Ratio of not in excess of the following amounts during the following periods:

                    Amount             Period
                    ------             ------
                    3.0 to 1           March 17, 1999 through March 31, 2000
                    2.5 to 1           April 1, 2000 through March 31, 2001
                    2.0 to 1           April 1, 2001 and thereafter"

         SECTION 2 Representations and Warranties. Each of the Company and the Guarantor represents and warrants to the Administrative Agent and the Banks that
(a) each representation and warranty set forth in Section 5 of the Credit Agreement is true and correct as of the date of the execution and delivery of this First Amendment by the Company and the Guarantor (and assuming the effectiveness hereof), with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); (b) the execution and delivery by the Company and the Guarantor of this First Amendment, and the performance by each of the Company and the Guarantor of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement"), (i) are within the corporate powers of the Company and the Guarantor, (ii) have been duly authorized by all necessary corporate action on the part of the Company and the Guarantor, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with, or result in or require the creation or imposition of any lien under, any provision of law or of the charter or by-laws of the Guarantor or any of its Subsidiaries or of any agreement, instrument, order or decree which is binding upon the Guarantor or any of its Subsidiaries; and (c) the Amended Credit Agreement is, and when executed and delivered will be, the legal, valid and binding obligation of each of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3 Effectiveness. The amendments set forth in Section 1 above shall become effective on the date (the "First Amendment Effective Date") when the Administrative Agent shall have received each of the following documents, each in form and substance satisfactory to the Administrative Agent:

                  (a) counterparts of this First Amendment executed by the Company, the Guarantor, the Majority Banks and the Administrative Agent (it being understood that the Administrative Agent may conclusively rely on any counterpart signature hereof received by facsimile); and

                  (b) such other documents as the Administrative Agent may reasonably request.

         SECTION 4 Miscellaneous.

         SECTION 4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         SECTION 4.2 Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same First Amendment.

         SECTION 4.3 Governing Law. This First Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         SECTION 4.4 Successors and Assigns. This First Amendment shall be binding upon the Company, the Guarantor, the Banks and the Agents and their respective successors and assigns, and shall inure to the benefit of the Company, the Guarantor, the Banks and the Agents and the respective successors and assigns of the Company, the Guarantor, the Banks and the Agents.

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                     PHOENIX INVESTMENT PARTNERS, LTD.



                                     By: /s/ William R. Moyer
                                         ------------------------------
                                     Name: William R. Moyer
                                     Title: Senior Vice President and
                                            Chief Financial Officer
                                         ------------------------------

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      PHOENIX HOME LIFE MUTUAL INSURANCE
                                      COMPANY



                                      By: /s/ Raymond E. Cummings
                                          ------------------------------
                                      Name: Raymond E. Cummings
                                      Title: Treasurer
                                          ------------------------------

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as
                                      Syndication Agent and Documentation Agent



                                      By: /s/ Elizabeth W. F. Bishop
                                      ------------------------------
                                      Name: Elizabeth W. F. Bishop
                                      Title: Vice President

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as a Bank



                                      By: /s/ Elizabeth W. F. Bishop
                                      ------------------------------
                                      Name: Elizabeth W. F. Bishop
                                      Title: Vice President

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      THE BANK OF NEW YORK,
                                      as Administrative Agent



                                      By: /s/ Scott H. Buitekant
                                      ---------------------------
                                      Name: Scott H. Buitekant
                                      Title: Vice President

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      THE BANK OF NEW YORK, as a Bank



                                      By: /s/ Scott H. Buitekant
                                      ---------------------------
                                      Name: Scott H. Buitekant
                                      Title: Vice President

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      FLEET NATIONAL BANK, as a Bank



                                      By: /s/ Elizabeth B. Shelley
                                          --------------------------------
                                          Elizabeth B. Shelley
                                      Title: Vice President

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      BANK OF MONTREAL, as a Bank



                                      By: /s/ Bruce A. Pietka
                                          ---------------------------------
                                          Bruce A. Pietka
                                      Title: Director

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      SUNTRUST BANK, ATLANTA, as a Bank



                                      By: /s/ Jennifer Harrelson
                                          ---------------------------------
                                          Jennifer Harrelson
                                      Title: Vice President




                                      By: /s/ John Fields
                                          ---------------------------------
                                          John Fields
                                      Title: Vice President

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      STATE STREET BANK AND TRUST
                                      COMPANY, as a Bank



                                      By: /s/ Edward M. Anderson
                                      ----------------------------------
                                      Name: Edward M. Anderson

                                      Title: Vice President
                                      ----------------------------------




                                      By:----------------------------------

                                      Title:-------------------------------

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      DEUTSCHE BANK AG, NEW YORK AND/OR
                                      CAYMAN ISLANDS BRANCHES, as a Bank



                                      By:    /s/ George Korchowsky
                                             ---------------------------------
                                      Name:  George Korchowsky
                                      Title: Vice President
                                             ---------------------------------


                                      By:    /s/ Ruth Leung
                                             ---------------------------------
                                      Name:  Ruth Leung
                                      Title: Director
                                             ---------------------------------

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                      CREDIT LYONNAIS NEW YORK BRANCH
                                      as a Bank



                                      By:__________________________________

                                      Title:_______________________________